FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported) April 22, 2003

HCA INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State of Incorporation)

001-11239 (Commission File Number)	75-2497104 (IRS Employer Identification Number)

One Park Plaza, Nashville, Tennessee (Address of principal executive offices)	37203 (Zip Code)

(615) 344-9551
(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE
EX-99 PRESS RELEASE

ITEM 9.  REGULATION FD DISCLOSURE

     The following information is being furnished pursuant to Item 12 “Results of Operations and Financial Conditions.” On April 22, 2003, HCA Inc. issued a press release announcing first quarter earnings results, the text of which is set forth in Exhibit 99.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA Inc.

By: /s/ JOHN M. FRANCK II

John M. Franck II Vice President and Corporate Secretary

DATED: April 22, 2003

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